UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 4, 2009 (September 3, 2009)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2009, Amedisys, Inc. (the “Company”) announced that the Company has accepted the resignation of Larry R. Graham, the Company’s President and Chief Operating Officer. The resignation is effective September 3, 2009. In addition, effective September 3, 2009, Mr. Graham resigned as a member of the Company’s Board of Directors. Mr. Graham’s duties will be temporarily assumed by William F. Borne, the Company’s Chairman and Chief Executive Officer, while the Company commences a search for a new President and Chief Operating Officer. Mr. Graham will receive payments and benefits related to his separation from service in accordance with Section 8(c) of the Employment Agreement, dated as of December 19, 2007, by and between the Company and Mr. Graham and filed with the Company’s Current Report on Form 8-K filed on December 26, 2007. Mr. Graham’s resignation as President and Chief Operating Officer related to a disagreement regarding his role with the Company.

On September 3, 2009, the Company also announced the departure of Alice Ann Schwartz, the Company’s Chief Information Officer. Ms. Schwartz’s duties will be temporarily assumed by various members of Company senior management while the Company commences a search for a new Chief Information Officer. Ms. Schwartz will receive payments and benefits related to her separation from service in accordance with Section 8(c) of the Employment Agreement, dated as of December 19, 2007, by and between the Company and Ms. Schwartz and filed with the Company’s Current Report on Form 8-K filed on December 26, 2007.

A press release regarding the changes described in this Item 5.02 is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure

On September 4, 2009, the Company issued a press release entitled “Amedisys Reaffirms Guidance,” a copy of which is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

Use of our Website to Distribute Material Company Information

Our company website address is www.amedisys.com, which we use as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial, clinical, compliance and other information regarding our company is routinely posted on and accessible on the “Investor Relations” subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the “Investor Relations” subpage of our web site for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the “Investor Relations” subpage of our website.

Certain Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open agencies, acquire additional agencies and integrate and operate these agencies effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems and various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statements included in this Current Report on Form 8-K may be based, except as required by law.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Shell Company Transactions.

Not applicable

(d) Exhibits.

99.1	Press Release dated September 3, 2009 entitled “Amedisys Announces Executive Changes”

99.2	Press Release dated September 4, 2009 entitled “Amedisys Reaffirms Guidance” (furnished only)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Dale E. Redman
Dale E. Redman Chief Financial Officer and Duly Authorized Officer

DATE: September 4, 2009

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated September 3, 2009 entitled “Amedisys Announces Executive Changes”

99.2	Press Release dated September 4, 2009 entitled “Amedisys Reaffirms Guidance” (furnished only)